Exhibit 99.1

June 2015 Investor Presentation

Safe Harbor Certain statements in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations, including, but not limited to, expectations regarding CS&L’s ability to access capital markets, CS&L’s growth opportunities, CS&L’s ability to make regular dividend payments and the stability of CS&L’s cash flows. Words such as "anticipate(s)," "expect(s)," "intend(s)," "plan(s)," "believe(s)," "may," "will," "would," "could," "should," "seek(s)" and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: our ability to achieve some or all the benefits that we expect to achieve from the Spin-Off from Windstream Holdings, Inc.; the ability and willingness of customers to meet and/or perform their obligations under any contractual arrangements that are entered into with us, including master lease arrangements; the ability of customers to comply with laws, rules and regulations in the operation of the assets we lease to them; the availability of and our ability to identify suitable acquisition opportunities and our ability to acquire and lease the respective properties on favorable terms; our ability to generate sufficient cash flows to service our outstanding indebtedness; access to debt and equity capital markets; fluctuating interest rates; our ability to retain key management personnel; our ability to qualify or maintain our status as a real estate investment trust (“REIT”); changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; other risks inherent in ownership of communications distribution systems, including potential liability relating to environmental matters and illiquidity of real estate investments; and additional factors discussed in the Risk Factors section of our Information Statement filed on Form 8-K with the SEC on March 26, 2015, and in our subsequent filings with the SEC. CS&L expressly disclaims any obligation to release publicly any updates or revisions to any of the forward looking statements set forth in this presentation to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based. This presentation contains certain supplemental measures of performance that are not required by, or presented in accordance with, U.S. GAAP. Such measures should not be considered as replacements of GAAP. Further information with respect to and reconciliations of such measures to the nearest GAAP measure can be found in the appendix hereto. 1

Company Overview 2 Focused on Diversification and Growth First Net Lease REIT Primarily Focused on Mission Critical Communication Distribution Systems Private Letter Ruling received on July 2014 First mover advantage Long Term Triple-Net Lease with Predictable Cash Flows Over $10 billion in contractual revenues 15 year initial lease term Substantial Liquidity and Capital Markets Access ~$7.3 billion total enterprise value Over $500 million of available liquidity Substantial Growth Potential Active and Robust Pipeline of Opportunities Strong Industry Relationships Sizable Addressable Market

Kenny Gunderman President & Chief Executive Officer 17 years of telecom sector investment banking experience at Stephens, Inc. and Lehman Brothers Developed extensive relationships with both large and small telecom service providers Substantial capital markets and M&A experience with private and public companies Mark Wallace Senior Vice President, Chief Financial Officer & Treasurer Former EVP-CFO and Treasurer of HCP, Inc., an S&P 500 REIT, Managing Director at Fortress Investment Group, and 10 years at Arthur Andersen Structured over $15 billion of mergers and acquisitions, joint ventures and capital markets transactions in real estate and industrial companies Daniel Heard Senior Vice President & General Counsel Former Partner in the Little Rock offices of Kutak Rock LLP More than 15 years of experience in negotiating, structuring and consummating mergers and acquisitions, public offerings of debt and equity securities and other corporate finance transactions Rob Clancy Assistant Treasurer & Vice President of Investor Relations 27 years of telecom expertise including as SVP Finance at Cbeyond & SVP Treasurer at Windstream Substantial experience in capital markets, M&A, and investor relations Jeff Small Senior Vice President of Operations Responsible for lease administration and the consumer CLEC operations of Talk America More than 15 years of experience including most recently as VP of Procurement and Carrier Service Delivery at Windstream 3 Management Team Extensive Telecom, REIT, Capital Markets and M&A Experience

Asset Overview 4 Geographically Diverse, High Quality Asset Base Network Map Key Metrics Assets by State (2) Composition of Assets (1) State Copper Fiber GA 45.4 8.8 TX 40.4 7.8 IA 33.2 8.3 KY 32.1 7.8 NC 18.4 3.8 AR 13.0 3.2 OH 11.5 3.4 OK 12.4 1.7 OK 12.4 1.7 FL 8.5 1.6 Network Summary: Top-10 States 3.6 million strand miles of fiber 235,000 route miles of copper Other Assets: Land Buildings Lean, scalable operating business <50 Employees Based on Net Book Value at 12/31/2014 Based on route miles State % of Total GA 18 TX 16 IA 14 KY 13 NC 7 Other 32 Western U.S. (AZ, ID, NV, OR, WA) Central U.S. (KS, ND, MT, WY) Eastern U.S. (CT, DC, MA, NH, RI, VT) Copper Fiber GA, 18% TX, 16% IA, 14% KY, 13% NC, 7% Other, 32% Fiber, 49% Copper, 38% Other, 12% Land, 1%

Strategic Rationale for Spin Off 5 Source: Windstream Company filings, presentations and public information Based upon Windstream public filings, 2014 Pro Forma Total Revenues and Sales include $5.6 billion in Services Revenues and $181.9 million in Product Sales Yield-oriented REIT with attractive dividend Master lease provides reliable and predictable free cash flow Opportunities to partner with customers on new investments Substantial investment opportunities with other telecom service providers to accretively grow cash flows CS&L Windstream Enhances financial and strategic flexibility Positions Windstream to accelerate broadband and other network investments Better positions Windstream to pursue organic and inorganic growth opportunities Unlocks shareholder value and improves long term competitiveness Geographically diverse, high-quality communication distribution assets First Mover Advantage Focused on Growth and Diversification Consumer Customers – 3.1 million Enterprise / SMB Customers – 350k+ Pro Forma Total Revenues – $5.8 billion (1) Windstream’s rationale is replicable across the telecom industry

Triple-Net Lease Same Structure, New Sector 6 First Triple-Net Lease REIT Primarily Focused on Communication Distribution Assets Predictable Cash Flows High Operating Margins Growth Opportunities Retail Healthcare Entertainment Infrastructure Telecommunications NYSE: HCP NYSE: OHI NYSE: EPR NYSE: CORR NYSE: HIFR NASDAQ: GLPI NASDAQ: CSAL Attractive Net Lease Structure Selected Public Net Lease REITs

Business Strategy 7 Create diversified portfolio of assets and customers High quality, creditworthy customers Fund strategic capital improvements for existing customers Own high quality, critical Communications Assets Last mile enterprise and consumer fiber Metro and long haul fiber Regulated customer connections Other Maintain triple-net lease REIT focus Lean and focused organization Targeted operations Structure creative, durable, long-term customer lease agreements Custom-tailored solutions to meet customers’ capital needs Negotiate rent escalators to create additional accretion Superior lease coverage Strategic Capital Partner to the Communications Industry

Growth Opportunities 8 Acquire other communication distribution systems Exclusive use and multi-use Finance greenfield fiber builds Ongoing capex for existing customers 100% success-based capex Contractual escalators in lease agreements Acquire other REITable assets Facilitate M&A in a highly fragmented market Strategic acquisition partner Whole company acquisitions $1B+ TRS (Taxable REIT Subsidiary) capacity

Universe of Potential Partners Deep Familiarity with Sale Leaseback Transactions 9 Major Network Owners < 20, Typically Publicly Traded Independents Over 2,000 fiber and copper network operators Other Asset Classes Cable assets, data centers, towers, energy companies, Big Data Numerous small companies building fiber networks to capitalize on wireless backhaul and broadband demand Potential Partners in Fragmented Telecom Industry Incumbent wireline provider copper (access lines) network that needs to be upgraded Investing in coax network to deliver broadband speeds and pursue enterprise / SMB opportunities ILEC / RLEC Fiber / Competitive Cable Other Many non-traditional buyers and consumers of communications networks, especially with data explosion

Public Telco Aggregate Capex Spend for 2014 (3): $62B Sizable Addressable Market 10 % of Market Estimated Market Size Copper / Coaxial Connections (1) CS&L Market source is FCC Local Telephone Competition report for 2013 and Excludes Mobile voice subscriptions. Market source is average spend from 2006-2011 developed by CRU Group as republished in the Wall Street Journal on 4/3/2012. Market source is Capital IQ. Market source is ThomsonOne. 133M (United States) 1.6M <2% Fiber Route Miles 186M (Worldwide) 64K <1% Annual Fiber Investment (2) $15B $50M <2% LTM U.S. Telecom M&A Transaction Value (4): $71B

Transaction Structures Flexibility to Create Tax-Advantaged, Tailored Solutions 11 Range of Available Transaction Structures Telcos invest billions every year in building / upgrading networks CS&L can offer a cost efficient method of raising capital for success based customer investments Opportunity to finance greenfield fiber builds Capital Investment Financing CS&L can provide liquidity to partner who continues to run operations and maintains all regulatory obligations Extensively used in other sectors, such as wireless towers Custom-tailor solutions for customers’ capital needs Exclusive use Multi-use Sale Leaseback / Lease Leaseback CS&L can facilitate M&A transactions as a capital partner Target-rich acquisition environment given highly fragmented sector $71B (1) in LTM telecom-focused M&A transaction volume Mergers & Acquisitions Rollup CS&L has the flexibility to acquire entire companies, including operations ($1B+ TRS basket) Operations can be sold or retained in a TRS WholeCo Acquisition Market source is ThomsonOne.

Anchor Customer – Windstream 12 Source: Windstream filings, CS&L filings, presentations and public information Note: Represents FY 2014 pro forma financial results after giving effect to the spin Based upon Windstream’s Current Report on Form 8-K filed on April 30, 2015, 2014 Pro Forma Total Revenues and Sales include $5.6 billion in Services Revenues and $181.9 million in Product Sales Lease payment for Year One through Year Three; escalator commences in the 4th year (does not include any capex escalators) Excludes any benefit from monetization of the 19.6% interest Windstream continues to own in CS&L (1) Expanding long-haul express network Deploying fiber to bring more traffic on-net Rolling out new technology, VDSL2+, to enable faster speeds to residential and SMB customers Offering new services to meet customer needs – Kinetic (IPTV) launch Investing for Growth Financially Stable Customer with Superior Rent Coverage Financial Profile Pro Forma Total Revenues and Sales (1) $5.8 Billion Adjusted OIBDA after Rental Payment $1.5 Billion Contractual Rent (2) $650 Million Rent Coverage Ratio (Adj. OIBDA to Rental Payment) 3.3x Leverage (Total Debt to Adj. OIBDA after Rental Payment) (3) 3.6x

Favorable Comparison to Triple-Net REITs

	Average Triple-Net REIT (1)	CS&L
Lease Term	12 Years	15 Years
Contractual Revenue Backlog (2)	~$4B	~$10B
Net Leverage Ratio	5.2x	5.4x
Enterprise Value	~$5.5B	~$7.3B
EBITDA Margin	87%	93% (3)
Floating Rate Debt as a % of Total Debt	21%	0% (4)
Debt Maturity (FY15-17) as a % of Total Debt	16%	0%
Available Liquidity	~$510M	~$562M (5)
Cash Opex / Gross Asset Value	120bps	60bps
Dividend Yield	5.7%	9.4%

(1) Average of triple-net REITs as of 6/4/15 which include: O, OHI, NNN, GLPI, MPW, EPR, LXP, NHI, SBRA, LTC, CTRE, GTY, STOR and SRC

(2) Figure calculated as the average of each REIT's weighted average remaining lease term multiplied by each REIT's FY14 rental revenue (pro forma revenue in CS&L's case)

(3) Margin represents EBITDA less estimated general & administrative costs associated with being an independent, publicly traded company divided by revenue

(4) On April 27, 2015, we entered into a swap agreement to fix the interest rate on the entire $2.14B variable rate debt associated with the new Term Loan B

(5) Available Liquidity defined as available draw on revolver plus available cash; for CSAL, there is $500M available draw on revolver in addition to ~$62M in available cash as of 4/24/15

CS&L
The Communications REIT

13

$667.2 million of leasing and rental revenue (including straight line amortization) and $36.0 million of Consumer CLEC revenue Reflects an estimated $25 million of general & administrative (G&A) expenses associated with being an independent, publicly traded company Revenue $703 million Pro Forma for Year Ending December 31, 2014 Adj. EBITDA $653 million FFO $385 million Annual Dividend / Share $2.40 Net Leverage Ratio 5.4x (1) (2) Conservative Financial Profile with Reliable Cash Flows 14 Financial Profile

Key Investment Highlights 15 Substantial Liquidity and Capital Markets Access Long Term Triple-Net Lease with Predictable Cash Flows First Net Lease REIT Primarily Focused on Mission Critical Communication Distribution Systems Substantial Growth Potential

16 Appendix

17 Net Income $93.1 Interest Expense 233.8 Income Tax 3.1 Depreciation 343.1 Amortization 4.6 EBITDA $677.7 General & Administrative (25.0) Adj. EBITDA $652.7 Operating Income $495.3 Depreciation & Amortization 1,401.0 Merger & Integration Costs 25.0 Restructuring Charges 35.9 Pension Expense 128.3 Stock-based compensation 41.8 Adjusted OIBDA $2,127.3 Rental Payment (650.0) Adj. OIBDA after Rental Payment $1,477.3 CS&L Windstream Reconciliation of Non-GAAP Historical Financials Pro Forma Year Ended December 31, 2014 (Unaudited; $ in millions) Net Income $93.1 Real Estate Depreciation & Amortization 343.1 FFO $436.2 Adjusted EBITDA is EBITDA less an amount for estimated general & administrative (G&A) expenses associated with being an independent, publicly traded company. Estimated G&A expenses will be approximately $20.0 million to $25.0 million to account for estimated G&A expense, although a precise estimate is not available. EBITDA has been adjusted by $25 million, although actual costs could vary materially from that estimate Net Income $67.0 Interest Expense 259.9 Income Tax 3.1 Depreciation 343.1 Amortization 4.6 EBITDA $677.7 Estimated General & Administrative (25.0) Adj. EBITDA (1) $652.7 Net Income $67.0 Real Estate Depreciation & Amortization 343.1 FFO $410.1 Estimated General & Administrative (25.0) FFO, Net of Estimated G&A $385.1 Operating Income $495.3 Depreciation & Amortization 1,401.0 Merger & Integration Costs 25 Restructuring Charges 35.9 Pension Expense 128.3 Stock-based compensation 41.8 Adjusted OIBDA $2,127.3 Rental Payment (650.0) Adj. OIBDA after Rental Payment $1,477.3

18 CS&L Leverage Reconciliation Pro Forma Year Ended December 31, 2014 (Unaudited; $ in millions) Adjusted EBITDA is EBITDA less an amount for estimated general & administrative (G&A) expenses associated with being an independent, publicly traded company. Estimated G&A expenses will be approximately $20.0 million to $25.0 million to account for estimated G&A expense, although a precise estimate is not available. EBITDA has been adjusted by $25 million, although actual costs could vary materially from that estimate Capitalization ($ in Millions) PF xEBITDA Cash & Cash Equivalents $62 New $500M Revolver – New Term Loan B 2,140 New Senior Secured Notes 400 Total Secured Debt $2,540 3.9x New Senior Notes 1,110 (Less) Discount (76) Total Debt $3,575 5.5x Total Net Debt $3,513 5.4x 12/31/14PF Adj. EBITDA (1) $653

19 Reporting Definitions Adjusted EBITDA: A non-GAAP measure calculated as consolidated EBITDA less estimated annual general and administrative costs associated with being an independent, publicly traded company. We use Adjusted EBITDA as a supplemental measure of our operating performance as an independent publicly traded company as it provides additional information to assess and evaluate the performance of our operations, excluding the effect of financial leverage. Adjusted EBITDA should be considered along with, but not as an alterative to, net income as a measure of our operating performance Adjusted EBITDA Margin: A non-GAAP measure calculated as consolidated adjusted EBITDA divided by consolidated revenue. Adjusted EBITDA margin is a supplemental measure of our operating margin that should be considered along with, but not as an alternative to our operating margins Adjusted OIBDA: Adjusted OIBDA is a non-GAAP measure used by Windstream that is calculated as operating income before depreciation and amortization (OIBDA) and before restructuring charges, pension (benefit) expense and share-based compensation. Windstream believes that Adjusted OIBDA is a measure that provides investors with insight into the core earnings capacity of providing communications and technology services to its customers before the impacts of certain non-cash items and to enhance the comparability of operating results Available Liquidity: Includes cash on-hand as of the date of our spin-off from Windstream and unused borrowings under our Revolving Credit Facility Cash Opex: Defined as revenue less EBITDA Contractual Revenue Backlog: Calculated as weighted average remaining lease term multiplied by FY14 rental revenue

20 Reporting Definitions EBITDA: A non-GAAP measure calculated as consolidated earnings before interest, taxes, depreciation and amortization. We use EBITDA as a supplemental measure of our operating performance as an independent publicly traded company as it provides additional information to assess and evaluate the performance of our operations, excluding the effect of financial leverage. EBITDA should be considered along with, but not as an alternative to, net income as a measure of our operating performance Enterprise Value: Net Debt plus market value of outstanding common stock as of 6/5/15 FFO: FFO is a non-GAAP measure, which is used by industry analysts and investors as a supplemental measure of operating performance for REITs. We use the National Association of Real Estate Investment Trusts (“NAREIT”) definition of Funds from Operations (“FFO”). NAREIT defines FFO as consolidated net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, including gains on re-measurement of equity method investments, and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Our pro-forma financial information does not include the impact of estimated annual general and administrative costs associated with being an independent publicly traded company; however, we have included these costs in the calculation of our pro forma FFO to be consistent with the NAREIT definition Net Book Value: Property, plant and equipment less accumulated depreciation Net Debt: Carrying amount of debt outstanding, net of discounts, less unrestricted cash and cash equivalents Net Leverage Ratio: Net debt divided by adjusted EBITDA